UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]       Preliminary Proxy Statement
[   ]       Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]       Definitive Proxy Statement
[   ]       Definitive Additional Materials
[   ]       Soliciting Material Pursuant to §240.14a-12

Advent Claymore Convertible Securities and Income Fund
Advent Claymore Convertible Securities and Income Fund II
Advent/Claymore Enhanced Growth & Income Fund

(Name of Registrant As Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (NYSE: AGC)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)

1271 Avenue of the Americas, 45th floor
New York, New York 10020

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on October 24, 2012

     Notice is hereby given to the shareholders of each of Advent Claymore Convertible Securities and Income Fund (“AVK”), Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth & Income Fund (“LCM”) (AVK, AGC and LCM are each referred to herein as a “Trust” and collectively as the “Trusts”) that the Joint Annual Meeting of Shareholders of the Trusts (the “Annual Meeting”) will be held at the offices of the Trusts’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on Wednesday, October 24, 2012, at 1:30 p.m. (Eastern time). The Annual Meeting is being held for the following purposes:

1.	To elect Trustees in the following manner:

	(a)	With Respect to each of AVK and AGC:

(i)
To elect the Trustee nominee named in the accompanying proxy statement, Mr. Tracy V. Maitland as a Class III Trustee by holders of common shares and preferred shares voting together as a single class, to serve until the Trust’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified;

(ii)
To elect the Trustee nominee named in the accompanying proxy statement, Mr. Ronald A. Nyberg, as a Class III Trustee by holders of preferred shares voting as a separate class, to serve until the Trust’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(iii)
To elect the Trustee nominee named in the accompanying proxy statement, Mr. Michael A. Smart, as a Class II Trustee by holders of preferred shares voting as a separate class, to serve until the Trust’s 2014 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)
With Respect to LCM: To elect the Trustee nominees named in the accompanying proxy statement, Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg as Class II Trustees to serve until the Trust’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES OF THE BOARD OF YOUR TRUST

     The Board of each Trust has fixed the close of business on September 21, 2012, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

     It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the
Board of each Trust

Edward C. Delk, Secretary of each Trust
New York, New York
September 28, 2012

YOUR VOTE IS IMPORTANT

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE TRUSTS ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

     IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A TRUST’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A TRUST, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

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ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (NYSE: AVK)
ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (NYSE: AGC)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)

PROXY STATEMENT

FOR JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 24, 2012

     This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Common Shares”), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares,” and together with Common Shares, “Shares”), of Advent Claymore Convertible Securities and Income Fund (“AVK”) and Advent Claymore Convertible Securities and Income Fund II (“AGC”) and the holders of Common Shares of Advent/Claymore Enhanced Growth & Income Fund (“LCM”) (AVK, AGC and LCM are each referred to herein as a “Trust” and collectively as the “Trusts”) in connection with the solicitation by the Board of Trustees (the “Board”) of each Trust of proxies to be voted at the joint annual meeting of shareholders of the Trusts to be held on Wednesday, October 24, 2012 and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Trusts’ counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on October 24, 2012, at 1:30 p.m. (Eastern time).

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Joint Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Trusts at (866) 274-2227.

     Each Trust will furnish to any shareholder, without charge, a copy of such Trust’s most recent annual report and semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 (866) 274-2227.

     The Notice of Joint Annual Meeting, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Trusts’ shareholders on or about September 28, 2012.

•	Why is a shareholder meeting being held?

The Common Shares of each Trust are listed on the New York Stock Exchange (“NYSE”), and each Trust’s Agreement and Declaration of Trust and the rules of the NYSE require each Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on?

1.	To elect Trustees in the following manner:

(a)	With Respect to each of AVK and AGC:

(i)
To elect the Trustee nominee named in this Proxy Statement,  Mr. Tracy V. Maitland, as a Class III Trustee by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Trust’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified;

(ii)
To elect the Trustee nominee named in this Proxy Statement,  Mr. Ronald A. Nyberg as a Class III Trustee by holders of Preferred Shares voting as a separate class, to serve until the Trust’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(iii)
To elect the Trustee nominee named in this proxy statement, Mr. Michael A. Smart, as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Trust’s 2014 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)
With Respect to LCM: To elect the Trustee nominees named in this Proxy Statement, Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg as Class II Trustees to serve until the Trust’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Will your vote make a difference?

 Yes! Your vote is important and could make a difference in the governance of the Trust(s), no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy card is solicited by the Board of each Trust for use at the Annual Meeting to be held on Wednesday, October 24, 2012, and, if the Annual Meeting is adjourned, postponed or delayed,

  at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting.

•	How does the Board recommend that shareholders vote on the Proposal?

The Board unanimously recommends that you vote “FOR ALL” the nominees of the Board of your Trust.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees for each Trust and believes that they are experienced in overseeing investment companies and are familiar with the Trusts, their investment strategies and operations and the investment advisor and investment manager of the Trusts. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests.

•	Who is eligible to vote?

Shareholders of record of each Trust at the close of business on September 21, 2012 (the “Record Date”) are entitled to be present and to vote on the applicable Proposal at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on the Proposal on which holders of those shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote (via telephone or the Internet) is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Trust’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of

Shares of a Trust, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trusts at (866) 274-2227 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Boards' recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trusts a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of a Trust in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Trusts understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

With respect to Proposal 1(a)(i) and 1(b), the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

With respect to Proposal 1(a)(ii) and (iii), the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present is necessary to elect each Trustee nominee.

•	Why does this proxy statement list three closed-end funds?

The Trusts have similar proposals and it is cost-efficient to have a joint proxy statement and joint annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Trust’s meeting to a time immediately after the Annual Meeting so that each Trust’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective proposal relating to their Trust. In any event, an unfavorable vote on any proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the proposal is approved by the shareholders of that Trust.

•	How many shares of each Trust were outstanding as of the record date?

At the close of business on September 21, 2012, AVK had 23,580,877 Common Shares outstanding and 10,480 Preferred Shares outstanding, AGC had 32,240,720 Common Shares outstanding and 6,800 Preferred Shares outstanding, and LCM had 13,603,025 Common Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

     Each Trust’s Agreement and Declaration of Trust and the rules of the NYSE require each Trust to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Trusts are being asked to elect Trustees in the following manner:

1(a)     With Respect to each of AVK and AGC:

(i)
To elect the Trustee nominee named in this Proxy Statement, Mr. Tracy V. Maitland, as a Class III Trustee by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Trust’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified;

(ii)
To elect the Trustee nominee named in this Proxy Statement, Mr Ronald A. Nyberg, as a Class III Trustee by holders of Preferred Shares voting as a separate class, to serve until the Trust’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(iii)
 To elect the Trustee nominee named in this  proxy statement, Mr. Michael A. Smart, as a Class II Trustee by holders of Preferred Shares voting as a separate class, to serve until the Trust’s 2014 annual meeting of shareholders or until his successor shall have been elected and qualified.

1(b)
With Respect to LCM: To elect the Trustee nominees named in this Proxy Statement,  Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg, as Class II Trustees to serve until the Trust’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

     The Trustees of each Trust are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees of each Trust:

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (AVK)

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (AGC)

CLASS I TRUSTEES:

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of AVK and AGC. The term of the Class I Trustees will continue until the 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES:

-Mr. Michael A. Smart* and Mr. Daniel L. Black are the Class II Trustees of AVK and AGC. The term of Mr. Black will continue until the 2014 annual meeting of shareholders or until a successor shall have been elected and qualified. Mr. Smart is standing for re-election at the Annual Meeting.**

CLASS III TRUSTEES:

-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg* are the Class III Trustees of AVK and AGC. Mr. Maitland and Mr. Nyberg are standing for re-election at the Annual Meeting.

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (LCM)

CLASS I TRUSTEES:

-Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees of LCM. The term of the Class I Trustees will continue until the 2014 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS II TRUSTEES:

-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class II Trustees of LCM. Mr. Maitland and Mr. Nyberg are standing for reelection at the Annual Meeting.

CLASS III TRUSTEES:

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees of LCM. The term of the Class III Trustees will continue until the 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

     Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years (except as noted above) or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Trusts will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

*	Designated as Trustees elected by holders of Preferred Shares.
**
Mr. Smart stood for re-election as a Class II Trustee at the 2011 annual meeting of shareholders. Quorum was not reached by holders of Preferred Shares, and Mr. Smart continues to serve as a Trustee until such time as his successor is duly elected and qualified. Therefore, Mr. Smart is standing for re-election at the Annual Meeting. If re-elected, Mr. Smart will serve for term commensurate with the Class II Trustees, until the 2014 annual meeting of shareholders or until a successor shall have been elected and qualified.

     Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Each of Mr. Tracy V. Maitland, Mr. Ronald A. Nyberg, and Mr. Michael A. Smart has consented to serve as a Trustee of each Trust for which they are standing for re-election if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

     Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Trusts is set forth in the table below. The “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) is identified in the table below. Independent Trustees are those who are not interested persons of (i) the Trusts, (ii) Advent Capital Management, LLC (“Advent”), each Trust’s investment manager, (iii) Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), AGC’s and LCM’s investment advisor, or (iv) Guggenheim Funds Distributors, LLC, AVK’s shareholder servicing agent, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

     Each Trust is part of a fund complex of U.S. registered investment companies advised or managed by Advent (referred to herein as the “Advent Fund Complex”). The Trusts are also part of a fund complex (referred to herein as the “Guggenheim Funds Fund Complex”) that consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates. The Guggenheim Funds Fund Complex is composed of 15 closed-end funds (including the Trusts) and 44 exchange-traded funds. The Guggenheim Funds Fund Complex is overseen by multiple boards of trustees. Messrs. Nyberg and Barnes also serve as trustees of other funds in the Guggenheim Funds Fund Complex. Messrs. Maitland, Medina, Seizert, Smart and Black do not serve as trustees of funds in the Guggenheim Funds Fund Complex other than the Trusts.

Trustees
Other Public
Company or
			Number of	Investment
			Portfolios in	Company
Name,			the Advent	Directorships
Address(1)	Position(s)		Fund Complex	Held
and Year	Held with	Principal Occupation	Overseen by	During Past
of Birth	Trusts	During The Past Five Years	Trustee	Five Years

INTERESTED TRUSTEE:
Tracy V. Maitland*	Trustee,	President of Advent Capital	3	None.
Year of birth: 1960	Chairman,	Management, LLC, which he
	President and	founded in June 2001. Prior to
	Chief	June 2001, President of Advent
	Executive	Capital Management, a division of
	Officer(2)	Utendahl Capital.
INDEPENDENT TRUSTEES:

Derek Medina	Trustee(2)	Senior Vice President, Business	3	None.
Year of		Affairs at ABC News (2008-present).
birth: 1966		Vice President, Business Affairs and
News Planning at ABC News
(2003-2008). Formerly, Executive
Director, Office of the President at
ABC News (2000-2003). Former
Associate at Cleary Gottlieb Steen &
Hamilton (law firm) (1995-1998).
Former associate in Corporate
Finance at J.P. Morgan/Morgan
Guaranty (1988-1990).
Director, Young Scholar’s Institute
(2005-present); Director, Oliver
Scholars (2011-present)

Ronald A. Nyberg	Trustee(2)	Partner of Nyberg & Cassioppi,	3	Trustee, of
Year of birth: 1953		LLC, a law firm specializing in		funds in the
		corporate law, estate planning and		Guggenheim
		business transactions (2000-present).		Funds Fund
		Formerly, Executive Vice President,		Complex.(4)
General Counsel and Corporate
Secretary of Van Kampen
Investments (1982-1999).

Gerald L. Seizert	Trustee(2)	Chief Executive Officer of Seizert	3	None.
Year of irth: 1952		Capital Partners, LLC, where he
directs the equity disciplines of the
firm and serves as a manager of
the firm’s hedge fund, Prosper
Long Short (2000-present).
Formerly, Co-Chief Executive
(1998-1999) and a Managing Partner
and Chief Investment Officer-Equities
of Munder Capital Management, LLC
(1995-1999). Former Vice President
and Portfolio Manager of Loomis,
Sayles & Co., L.P. (asset manager)
(1984-1995). Former Vice President
and Portfolio Manager at First of
America Bank (1978-1984).

*	“Interested Person” of each Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with Advent.

(table continued from previous page)
Other Public
Company or
			Number of	Investment
			Portfolios in	Company
Name,			the Advent	Directorships
Address(1)	Position(s)		Fund Complex	Held
and Year	Held with	Principal Occupation	Overseen by	During Past
of Birth	Trusts	During The Past Five Years	Trustee	Five Years

INDEPENDENT TRUSTEES:
Michael A. Smart	Trustee(2)	Managing Partner, Cordova, Smart &	3	Chairman, Board of
Year of birth: 1960		Williams LLC (2003-Present).		Directors, Berkshire
		Formerly, Principal , First Atlantic		Blanket, Inc.(2006-
		Capital Ltd., (2001-2004). Formerly,		present); President
		a Managing Director in Investment		and Chairman, Board
		Banking-The Private Equity Group		of Directors,
		(1995-2001) and a Vice President in		Sqwincher Holdings
		Investment Banking-Corporate		(2006-present); Board
		Finance (1992-1995) at Merrill		of Directors, Sprint
		Lynch & Co. Founding Partner of		Industrial Holdings
		The Carpediem Group, a private		(2007-present); Board
		placement firm (1991-1992). Former		of Directors, National
		Associate at Dillon, Read and Co.		Association of
		(investment bank) (1988-1990).		Investment Companies
(“NAIC”) (2010-
present).

Daniel L. Black	Trustee(3)	Managing Partner, the Wicks Group	3	Bendon Publishing
Year of birth: 1960		of Cos., LLC (2003-present).		International (2012-
		Formerly, Managing Director and		present). Director of
		Co-head of the Merchant Banking		Antenna International,
		Group at BNY Capital Markets, a		Inc. (2010-Present).
		division of BNY Mellon		Director of Bonded
		(1998-2003).		Services, Ltd.(2011-
present). Director
of Penn Foster
Education Group, Inc.
(2007-2009).
INDEPENDENT TRUSTEES:
Randall C. Barnes	Trustee(3)	Private Investor (2001-present).	3	Trustee, of funds in
Year of birth: 1951		Formerly, Senior Vice President,		the Guggenheim
		Treasurer, PepsiCo, Inc.		Funds Fund
		(1993-1997), President, Pizza Hut		Complex.(5)
International (1991-1993) and Senior
Vice President, Strategic Planning
and New Business Development of
PepsiCo, Inc. (1987-1990).

(1)	The business address of each current Trustee is c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

(2)	Trustee since commencement of operation of each Trust.

(3)	Trustee of LCM and AVK since September 20, 2005. Trustee of AGC since commencement of AGC’s operations.

(4)	Mr. Nyberg oversees 57 portfolios in the Guggenheim Funds Fund Complex. The funds in the Guggenheim Funds Fund Complex are overseen by multiple boards of trustees.

(5)	Mr. Barnes oversees 55 portfolios in the Guggenheim Funds Fund Complex. The funds in the Guggenheim Funds Fund Complex are overseen by multiple boards of trustees.

Board Leadership Structure

     The primary responsibility of the Board of each Trust (collectively, the “Boards”) is to represent the interests of the shareholders of such Trust and to provide oversight of the management of such Trust. Each Trust’s day-to-day operations are managed by such Trust’s investment advisor, investment manager and other service providers who have been approved by the Board of such Trust. Each Board is currently comprised of seven Trustees, six of whom are Independent Trustees and one of whom is classified as an Interested Trustee. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Generally, each Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

     Each Board has appointed an Interested Trustee as chairperson and the Independent Trustees of each Board have designated Mr. Daniel L. Black as lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.

     Each Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board of each Trust and its committees meet periodically throughout the year to oversee such Trust’s activities, review contractual arrangements with service providers, review such Trust’s financial statements, oversee compliance with regulatory requirements, and review performance. The Board of each Trust has determined that this leadership structure, including an Interested Trustee as chairperson, a lead Independent Trustee, a supermajority of Independent Trustees on the Board and committee membership limited to Independent Trustees, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Boards’ Role in Risk Oversight

     The day-to-day management of various risks relating to the administration and operation of each Trust is the responsibility of each Trust’s investment advisor, investment manager and other service providers retained by the Board of each Trust or by management, most of whom employ professional personnel who have risk management responsibilities. The Board of each Trust oversees this risk management function consistent with and as part of its oversight duties. The Board of each Trust performs this risk management oversight function directly and, with respect to various matters, through an Audit Committee and a Nominating and Governance Committee established by each Board. Each committee reports its activities to each Board on a regular basis. The following description provides an overview of many, but not all, aspects of each Board’s oversight of risk management for each Trust. In this connection, the Board of each Trust has been advised that it is not practicable to identify all of the risks that may impact such Trust or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

     The Board of each Trust, working with personnel of such Trust’s investment advisor, investment manager and other service providers, has endeavored to identify the primary risks that confront such Trust. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Advent and Guggenheim Funds in managing such Trust. The Board of each Trust has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting such Trust. In addition, the officers of each Trust, each Trust’s investment advisor, investment manager and other service providers to each Trust have also implemented a variety of processes, procedures and controls designed to address particular risks to such Trust. The Board of each Trust and persons retained to render advice and service to each Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

     The Board of each Trust requires officers of such Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee of each Trust also receives reports from such Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board of each Trust meets with such Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session periodically, to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters. The Board of each Trust, with the assistance of such Trust’s management, reviews investment policies and risks in connection with its review of such Trust’s performance. In addition, the Board of each Trust receives reports from such Trust’s investment advisor or investment manager on the investments and securities trading of such Trust. With respect to valuation, the Board of each Trust has approved fair valuation procedures applicable to valuing such Trust’s securities, which the Board and the Audit Committee periodically review. The Board of each Trust also requires such Trust’s investment advisor and investment manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Experiences, Qualifications, and Skills

     Each Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow each Board to operate effectively in governing each Trust and protecting the interests of shareholders.

     The Trustees were selected to serve and continue on each Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, each Trust’s investment advisor, investment manager, other service providers, counsel and independent auditors, availability and commitment to attend meetings and perform the responsibilities of a Trustee and to exercise effective business judgment in the performance of their responsibilities as a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also now has considerable familiarity with the Trusts, each Trust’s investment advisor, investment manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of each Trust.

     Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business positions; experience from service as a Trustee of the Trusts, other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings throughout the years; or other relevant life experiences.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of each Trust’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Boards or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Boards by reason thereof.

Trustee	Experiences, Qualifications and Skills
Tracy V. Maitland
Mr. Maitland’s service as a Trustee of each Trust and his experience as President of Advent Capital Management, LLC provides him with experience in financial, accounting, regulatory, governance and investment matters, with particular experience and practical business knowledge in the investment management industry.

Derek Medina
Mr. Medina’s service as a Trustee of each Trust, his experience as Senior Vice President at ABC News, and his professional training and prior experience as an attorney at a law firm and a financial services firm provides him with experience in financial, regulatory, investment, legal and governance matters

Ronald A. Nyberg
Mr. Nyberg’s service as a Trustee of each Trust, and his professional training and experience as an attorney and partner of a law firm and at an asset management firm provides him with experience in financial, regulatory, legal, investment management and governance matters.

Gerald L. Seizert
Mr. Seizert’s service as a Trustee of each Trust, and his service at various asset management firms, including serving as CEO and as a board member, provides him with experience in financial, accounting, regulatory, governance, capital markets and investment matters.

(table continued from previous page)

Trustee	Experiences, Qualifications and Skills
Michael A. Smart
Mr. Smart’s service as a Trustee of each Trust, and as a board member, managing partner and employee of various financial and operating companies provides him with experience in financial, accounting, regulatory, governance, investment banking, private equity and investment matters.

Daniel L. Black
Mr. Black’s service as a Trustee and as a past board member for a variety of organizations including information, education and media businesses and his long career of holding leadership positions in general management, commercial banking and credit, investment banking, private equity and mezzanine investing provides him with experience in financial, accounting, regulatory, governance and investment matters.

Randall C. Barnes
Mr. Barnes’s service as a Trustee of each Trust, his executive employment experience at various global food and beverage companies, and his personal investment experience, provides him with experience in financial, accounting, regulatory, governance and investment matters.

Executive Officers

     The Trusts’ officers receive no compensation from the Trusts, but may also be officers or employees of the investment manager, the investment advisor or affiliates of the investment manager or investment advisor of the Trusts and may receive compensation in such capacities.

Term of
	Position	Office(2) and
Name, Address(1)	Held	Length
and Year	with	of Time	Principal Occupation
of Birth	The Trusts	Served	During the Past Five Years

F. Barry Nelson	Vice	AVK since 2003;	Co-Portfolio Manager at Advent Capital
Year of	President	LCM since	Management, LLC (2001-present). Prior to
birth: 1943	and	2005; AGC since	2001, Mr. Nelson held the same position at
	Assistant	2007	Advent Capital Management, a division of
	Secretary		Utendahl Capital.

Edward C. Delk	Chief	AVK since 2012;	General Counsel and Chief Compliance
Year of	Compliance	LCM since	Officer, Advent Capital Management, LLC
birth: 1968	Officer	2012; AGC	(2012-present). Formerly, Assistant General
	and	since 2012	Counsel and Chief Compliance Officer, Insight
	Secretary		Venture Management, LLC (2009-2012).
Associate General Counsel, TIAA-CREF
(2008-2009). Principal, Legal Department, The
Vanguard Group, Inc. (2000-2008).

Robert White	Chief	AVK since 2003;	Chief Financial Officer of Advent Capital
Year of	Financial	LCM since	Management, LLC (2005-present). Formerly,
birth: 1967	Officer	2005; AGC	Vice President, Client Service Manager,
	and	since 2007	Goldman Sachs Prime Brokerage (1997-2005)
Treasurer

(1)	The business address of each officer of the Trusts is c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Committees

     The Trustees have determined that the efficient conduct of the Trusts’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Boards are the Audit Committee and the Nominating and Governance Committee.

     Audit Committee. Each Trust has an Audit Committee, composed of all of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for such Trust and reviewing accounting matters with the accountants. The members of the Audit Committee of each Trust are Messrs. Seizert, Smart, Barnes, Black, Medina and Nyberg, all of whom are Independent Trustees. A majority of the members of the Audit Committee of each Trust are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to such Trust.

 The Audit Committee of each Trust presents the following report:

     The Audit Committee of each Trust performed the following functions: (i) each Audit Committee reviewed and discussed the audited financial statements of the Trust with management of each Trust, (ii) each Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, (iii) each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 and has discussed with the independent registered public accounting firm the auditors’ independence, and (iv) each Audit Committee recommended to the Board of Trustees of the Trust that the financial statements be included in the Trust’s Annual Report for the past fiscal year.

     The Audit Committee of each Trust is governed by a joint written Audit Committee charter, the most recent version of which was approved by the Board of each Trust on June 26, 2012. The Joint Audit Committee charter of the Trusts are not available on the Trusts’ websites. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Joint Audit Committee Charter is attached hereto as Appendix A.

     Nominating and Governance Committee. The Board of each Trust has a Nominating and Governance Committee, which performs the functions set forth in the Joint Nominating and Governance Committee Charter of the Trusts. The Nominating and Governance Committee is composed of all of the Independent Trustees. Each Trust’s Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.

     As part of its duties, the Nominating and Governance Committee of each Trust makes recommendations to the full Board of such Trust with respect to candidates for election to the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders for their consideration. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee of each Trust will take into consideration the needs of the Board of such Trust and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate recommendation considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

-	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

-
The name of the recommended candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person’s consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

     In order for a shareholder’s recommended candidate to be considered by the Nominating and Governance Committee, the information described above must be sent to the applicable Trust’s Secretary, c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

     The Nominating and Governance Committee of each Trust believes that the minimum qualifications for serving as a Trustee of each Trust are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of such Trusts and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee of each Trust examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and such Trust. The Nominating and Governance Committee has a policy to consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Boards generally benefit from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

     The Joint Nominating and Governance Committee Charter of the Trusts was approved by the Boards of AVK and LCM on December 12, 2006 and by the Board of AGC on March 13, 2007. The Joint Nominating and Governance Committee Charter of the Trusts is not available on the Trusts’ websites. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Joint Nominating and Governance Committee Charter of the Trusts was attached as an appendix to the Trusts’ 2010 proxy statement.

Trustee Communications

     Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust or Trusts at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

Trustee Beneficial Ownership of Securities

     As of September 21, 2012 the Trustees owned equity securities of the Trusts and other funds in the Advent Fund Complex in the following amounts:

Name of Trustee or Trustee Nominee	Common Shares of AVK Owned	Dollar Range of Equity Securities in AVK	Common Shares of AGC Owned	Dollar Range of Equity Securities in AGC	Common Shares of LCM Owned	Dollar Range of Equity Securities in LCM	Aggregate Dollar Range of Equity Securities Owned by Trustees in the Advent Fund Complex
INTERESTED TRUSTEE:
Tracy V. Maitland	16,137	Over $100,000	6,000	$10,001-$50,000	12,000	Over $100,000	Over $100,000

INDEPENDENT TRUSTEES:
Derek Medina	1,150	$10,001-$50,000	2,370	$10,001-$50,000	1,800	$10,001-$50,000	$50,001-$100,000
Ronald A. Nyberg	1,265	$10,001-$50,000	2,512	$10,001-$50,000	2,139	$10,001-$50,000	$50,001-$100,000(1)
Gerald L. Seizert	17,200	Over $100,000	16,250	Over $100,000	22,533	Over $100,000	Over $100,000
Michael A. Smart	400	$1-$10,000	300	$1-10,000	2,500	$10,001-$50,000	$10,001-$50,000
Daniel L. Black	4,474	$50,001-$100,000	2,011	$10,001-$50,000	3,258	$10,001-$50,000	Over $100,000
Randall C. Barnes	8,319	Over $100,000	1,900	$10,001-$50,000	1,728	$10,001-$50,000	Over $100,000(2)

(1)	The aggregate dollar range of equity securities beneficially owned by Mr. Nyberg of funds in the Guggenheim Funds Fund Complex overseen by him as of September 21, 2012 was over $100,000.

(2)	The aggregate dollar range of equity securities beneficially owned by Mr. Barnes of funds in the Guggenheim Funds Fund Complex overseen by him as of September 21, 2012 was over $100,000.

     As of September 21, 2012, none of the officers of the Trusts, who are not Trustees, owned equity securities of the Trusts except as follows: F. Barry Nelson owned 11,812 Common Shares of AVK, 5,150 Common Shares of AGC and 3,050 Common Shares of LCM.

     As of September 21, 2012, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Trust.

Board Meetings

     Seven meetings of the Board of each Trust were held during its last fiscal year ended October 31, 2011.

     Two meetings of the Audit Committee of each Trust were held during its last fiscal year ended October 31, 2011.

     There were no meetings of the Nominating and Governance Committee of each Trust during its last fiscal year ended October 31, 2011; however, the Nominating and Governance Committee acted by written consent in lieu of a meeting from time to time during such fiscal year.

     Each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board of each Trust held during its fiscal year ended October 31, 2011; and (ii) all meetings of all committees of the Board of each Trust on which the Trustee served held during its last fiscal year ended October 31, 2011.

     It is the Trusts’ policy to encourage Trustees to attend annual meetings. At the joint annual meeting of the Trusts held on October 25, 2011, all seven Trustees attended the meeting in person.

Trustee Compensation

     The following table sets forth the compensation paid to each Trustee by each Trust and the total compensation paid to each Trustee by the Advent Fund Complex and the Guggenheim Funds Fund Complex, as applicable, during the Trusts’ most recently completed fiscal year.

	Compensation	Compensation	Compensation	From the Advent
Name of Board Member	From AVK	From AGC	From LCM	Fund Complex
INTERESTED TRUSTEE:
Tracy V. Maitland	$0	$0	$0	$0

INDEPENDENT TRUSTEES:
Derek Medina	$25,000	$25,000	$23,500	$73,500
Ronald A. Nyberg	$26,500	$26,500	$25,000	$78,000(1)
Gerald L. Seizert	$26,500	$26,500	$25,000	$78,000
Michael A. Smart	$25,000	$25,000	$23,500	$73,500
Daniel L. Black	$29,000	$29,000	$27,500	$85,500
Randall C. Barnes	$25,000	$25,000	$23,500	$73,500(2)

(1)	Mr. Nyberg’s total compensation from the Guggenheim Funds Fund Complex (including the Trusts) was $414,500 during the Trusts’ most recently completed fiscal year.

(2)	Mr. Barnes’s total compensation from the Guggenheim Funds Fund Complex (including the Trusts) was $324,000 during the Trusts’ most recently completed fiscal year.

Shareholder Approval

     With respect to Proposal 1(a)(i) and Proposal 1(b), the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the applicable Trust. The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal 1(a)(i) with respect to the applicable Trust. Abstentions will have the same effect as votes against Proposal 1(a)(i) and Proposal 1(b). “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 1(a)(i) or Proposal 1(b).

     With respect to Proposal 1(a)(ii) and (iii), the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at each Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the applicable Trust. The holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to Proposal 1(a)(ii) and (iii) with respect to the applicable Trust. Abstentions and broker non-votes will have the same effect as votes against Proposal 1(a)(ii) and (iii).

Board Recommendation

     The Board, including the Independent Trustees, unanimously recommends that shareholders of each Trust vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

     The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

     The Board has fixed the close of business on September 21, 2012, as the Record Date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Trust for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

     If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Trust’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Trust, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Trusts at (866) 274-2227 to obtain directions to the site of the Annual Meeting.

     All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

     Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Trusts a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

     Broker-dealer firms holding Shares of a Trust in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Annual Meeting. The Trusts understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 24, 2012

 This Proxy Statement is available on the Internet at www.proxyvote.com.

Investment Advisor and Investment Manager

     Advent Capital Management, LLC acts as AVK’s investment advisor and as AGC’s and LCM’s investment manager. Advent is responsible for making investment decisions with respect to the investment of each Trust’s assets. Advent is located at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020. As of June 30, 2012, Advent managed approximately $6 billion in assets.

     Guggenheim Funds Investment Advisors, LLC acts as AGC’s and LCM’s investment advisor. Guggenheim Funds is responsible for monitoring the investment decisions with respect to the investment of AGC’s and LCM’s assets by Advent. Guggenheim Funds is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds offer strategic investment solutions for financial advisors and their valued clients. As an innovator in exchange-traded funds (ETFs), unit investment trusts (UITs) and closed-end funds (CEFs), Guggenheim Funds often leads its peers with creative investment strategy solutions. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $160 billion in assets under supervision as of June 30, 2012. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Administrator

     Guggenheim Funds Investment Advisors, LLC, located at 2455 Corporate West Drive, Lisle, IL 60532, serves as the Trusts’ administrator.

Independent Auditors

     PricewaterhouseCoopers LLP (“PWC”) has been selected as the Trusts’ independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust’s Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Trust for and during the fiscal year of each of the Trusts ended in 2011. The Trusts do not know of any direct or indirect financial interest of PWC in the Trusts.

     Representatives of PWC will be available to attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

     The independent registered public accounting firm to audit the accounts of each Trust for the fiscal years of each of the Trusts ending in 2012 will be selected by the Board of each Trust at a meeting of the Board to be held prior to the Annual Meeting on October 24, 2012.

Audit Fees

     The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK’s annual financial statements for AVK’s fiscal year ended October 31, 2010 were $88,500. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK’s annual financial statements for AVK’s fiscal year ended October 31, 2011 were $115,649.

     The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC’s annual financial statements for AGC’s fiscal year ended October 31, 2010 were $95,591. The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC’s annual financial statements for AGC’s fiscal year ended October 31, 2011 were $117,100.

     The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM’s annual financial statements for LCM’s fiscal year ended October 31, 2010 were $87,702. The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM’s annual financial statements for LCM’s fiscal year ended October 31, 2011 were $108,851.

Audit-Related Fees

     The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2010 for assurance and related services reasonably related to the performance of the audit of AVK’s annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK’s Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2011 for assurance and related services reasonably related to the performance of the audit of the AVK’s annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with the AVK’s Preferred Shares).

     The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2010 for assurance and related services reasonably related to the performance of the audit of AGC’s annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AGC’s Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2011 for assurance and related services reasonably related to the performance of the audit of AGC’s financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AGC’s Preferred Shares).

     The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2010 for assurance and related services reasonably related to the performance of the audit of LCM’s annual financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2011 for assurance and related services reasonably related to the performance of the audit of LCM’s financial statements were $0.

     PWC did not perform any other assurance and related services that were required to be approved by the Trusts’ Audit Committees for such period.

Tax Fees

     The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with AVK’s excise tax calculations and review of the AVK’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for AVK’s fiscal year ended October 31, 2011 for professional services rendered for tax compliance, tax advice, and tax planning were $14,950 (such fees relate to tax services provided by PWC in connection with AVK’s excise tax calculations and review of AVK’s tax returns).

     The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $16,500 (such fees relate to tax services provided by PWC in connection with AGC’s excise tax calculations and review of AGC’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for AGC’s fiscal year ended October 31, 2011 for professional services rendered for tax compliance, tax advice, and tax planning were $17,100 (such fees relate to tax services provided by PWC in connection with AGC’s excise tax calculations and review of AGC’s tax returns).

     The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2010 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with LCM’s excise tax calculations and review of LCM’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for LCM’s fiscal year ended October 31, 2011 for professional services rendered for tax compliance, tax advice, and tax planning were $15,000 (such fees relate to tax services provided by PWC in connection with LCM’s excise tax calculations and review of LCM’s tax returns).

     PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trusts’ Audit Committee for such period.

All Other Fees

     For AVK, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $1,707 for AVK’s fiscal year ended October 31, 2010 and $0 for AVK’s fiscal year ended October 31, 2011.

     For AGC, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for AGC’s fiscal year ended October 31, 2010 and $80,110 for AGC’s fiscal year ended October 31, 2011.

     For LCM, the aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for LCM’s fiscal year ended October 31, 2010 and $80,110 for LCM’s fiscal year ended October 31, 2011.

Aggregate Non-Audit Fees

     The aggregate non-audit fees billed by PWC for AVK’s fiscal year ended October 31, 2010 for services rendered to AVK were $32,907. The aggregate non-audit fees billed by PWC for AVK’s fiscal year ended October 31, 2011 for services rendered to AVK were $111,760.

     The aggregate non-audit fees billed by PWC for AGC’s fiscal year ended October 31, 2010 for services rendered to AGC were $33,200. The aggregate non-audit fees billed by PWC for AGC’s fiscal year ended October 31, 2011 for services rendered to AGC were $113,060.

     The aggregate non-audit fees billed by PWC for LCM’s fiscal year ended October 31, 2010 for services rendered to LCM were $14,500. The aggregate non-audit fees billed by PWC for LCM’s fiscal year ended October 31, 2011 for services rendered to LCM were $95,110.

     The aggregate non-audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2010 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $0. In addition, the aggregate non-audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2011 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $0.

     The aggregate non-audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2010 for services rendered to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to AGC and LCM were $0. In addition, the aggregate non-audit fees billed by PWC for the Trusts’ fiscal year ended October 31, 2011 for services rendered to Guggenheim Funds, or any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to AGC and LCM were $0.

Audit Committee’s Pre-Approval Policies and Procedures

     The Audit Committee of each Trust adopted Pre-Approval Policies and Procedures as part of the Joint Audit Committees Charter. The Audit Committees of the Trusts have pre-approved all audit and non-audit services provided by PWC to the Trusts, and all non-audit services provided by PWC to Advent and Guggenheim

Funds, or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds, as applicable, that provides ongoing services to the Trusts which are related to the operations of the Trusts. The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC for the Trusts’ fiscal years ended October 31, 2010 and October 31, 2011 to Advent or Guggenheim Funds or any entity controlling, controlled by, or under common control with Advent or Guggenheim Funds that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC’s independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining PWC’s independence.

     Advent and affiliates of Advent performing services for one or both of the Trusts paid no fees to PWC in each Trust’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

Principal Shareholders

     As of September 21, 2012, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Trusts, except for the following.

AVK

Shareholder Name & Address	Class of Shares	Share Holdings	Percentage Owned

First Trust Portfolios(1)	Common	4,567,891	19.4%
120 E. Liberty Drive
Wheaton, IL 60187

Bank of America Corporation(2)	Preferred	4,108	39.2%
(and related entities)
100 North Tryon St
Charlotte, NC 28255

Karpus Management, Inc.(3)	Preferred	1,246	11.9%
183 Sully’s Trail
Pittsford, New York 14534

(1) Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on February 6, 2012.

(2) Based on information obtained from a Schedule 13D filed with the U.S. Securities & Exchange Commission on January 1, 2011.

(3) Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on February 3, 2012.

AGC

Shareholder Name & Address	Class of Shares	Share Holdings	Percentage Owned

First Trust Portfolios(4)	Common	6,597,562	20.5%
120 E. Liberty Drive
Wheaton, IL 60187

Bank of America Corporation(5)	Preferred	5,050	74.3%
(and related entities)
100 North Tryon St
Charlotte, NC 28255

Citigroup Inc.(6)	Preferred	1,039	15.3%
(and related entities)
399 Park Avenue
New York, NY 10043

(4) Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on December 31, 2011.

(5) Based on information obtained from a Schedule 13D filed with the U.S. Securities & Exchange Commission on January 11, 2011.

(6) Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on January 29, 2010.

LCM

Shareholder Name & Address	Class of Shares	Share Holdings	Percentage Owned

First Trust Portfolios(7)	Common	1,582,925	11.6%
120 E. Liberty Drive
Wheaton, IL 60187

(7) Based on information obtained from a Schedule 13G/A filed with the U.S. Securities & Exchange Commission on February 29, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust’s officers and Trustees, certain officers of each Trust’s investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of each Trust’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Trust’s review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended October 31, 2011, all filings applicable to such persons were completed and filed, except as listed below.

Trust	Filing Person	Number of Late Reports and Number of Related Transactions
AVK	Ronald A. Nyberg	One late, one transaction
AGC	Ronald A. Nyberg	One late, one transaction
LCM	Ronald A. Nyberg	One late, one transaction

     In addition, certain Section 16 filings by Bank of America Corporation, a holder of more than 10% of the Preferred Shares of AVK and AGC, relating to transactions by its subsidiaries in Common Shares of AVK and AGC, were not filed on a timely basis.

Privacy Principles of the Trusts

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to employees of Advent and Guggenheim Funds with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

     Each Trust’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Trust. If a shareholder who is entitled to do so under a Trust’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Trust, that shareholder must provide a written notice to the Secretary of the Trust at the Trust’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of each Trust’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Trusts c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Trusts’ By-Laws.

     Shareholder proposals intended for inclusion in the Trusts’ proxy statement in connection with the Trusts’ 2013 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by a Trust at such Trust’s principal executive offices by May 31, 2013 in order to be considered for inclusion in the Trust’s proxy statement.

Timely submission of a proposal does not necessarily mean that such proposal will be included in the Trust’s proxy statement.

     A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Trust’s Secretary at the Trust’s principal executive offices not earlier than June 26, 2013 and not later than July 26, 2013 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2013 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

     The cost of soliciting proxies will be borne by the Trusts in proportion to the amount of proxies solicited on behalf of a Trust to the total proxies solicited on behalf of all of the Trusts. Certain officers of the Trust and certain officers and employees of Advent, Guggenheim Funds or their respective affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Trusts for such out-of-pocket expenses.

Additional Information About the Solicitation

     The Trusts and Advent have entered into an agreement with Karpus Management, Inc. d/b/a Karpus Investment Management (“Karpus”), dated August 29, 2011 and amended September 21, 2012.

     AVK has agreed that, if as of January 1, 2013 (the “Applicable Date”), AVK has not (a) commenced a tender offer to repurchase all of its outstanding Preferred Shares at par value, (b) redeemed all of its Preferred Shares at par, (c) provided an irrevocable notice of redemption for all of its outstanding Preferred Shares pursuant to AVK’s organizational documents governing the terms of its Preferred Shares or (d) completed a tender offer for its Preferred Shares pursuant to which Karpus tenders, and AVK accepts for purchase, substantially all of the AVK Preferred Shares held by Karpus, then Karpus will be entitled to designate one individual (the “Designee”) to be appointed to the Board of AVK. In the event that Karpus is entitled to designate a Designee, the Board of AVK will increase the size of the AVK Board by one trustee, creating a vacancy, and appoint the Designee as a Class II Trustee of AVK to fill that vacancy. AVK is under no obligation to commence a tender offer for, or redeem any of, the Preferred Shares and any tender offer or redemption will be made only after a determination by the Board that such action is in the best interests of all of AVK’s shareholders.

     Karpus agreed to vote all of AVK’s securities held by Karpus in accordance with the recommendation of the Board at AVK’s 2012 annual meeting of the shareholders.

     In addition, Karpus agreed that, until after AVK’s 2014 annual meeting of shareholders, with respect to the Trusts, it will not make any shareholder proposals (pursuant to Rule 14a-8 or otherwise); make, participate in or encourage any solicitation of proxies or consents; seek the election, appointment or removal of any trustee; form or join a “group” with respect to the Trusts; act to control or to influence or act to seek control or influence the management, policies, or the boards of trustees of the Trusts; propose any extraordinary transaction; or participate or take action pursuant to any “shareholder access” proposal. However, the above standstill restrictions will expire on the day after the Applicable Date if, prior to the Applicable Date, (i) AVK fails to commence a tender offer to repurchase its Preferred Shares at par value or fails to redeem all of the Preferred Shares and (ii) Karpus has not otherwise disposed of substantially all of its AVK Preferred Shares that it owns.

The parties also agreed to a mutual non-disparagement provision.

Other Matters

     The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Trust’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

Very truly yours,

Tracy V. Maitland
Chairman, Chief Executive Officer
and President of the Trusts

September 28, 2012

APPENDIX A

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INOME FUND (“AVK”)

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND II (“AGC”)

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (“LCM”)

JOINT AUDIT COMMITTEE CHARTER(1)

Rev. 6/26/12
I.  PURPOSE OF THE AUDIT COMMITTEE

The purpose of the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Fund (the "Trust") is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust's independent auditor (the "Independent Auditor"), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement, if any.

II.  COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Board. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes - Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act and by the New York Stock Exchange (the "NYSE"). Each member of the Audit Committee shall be "independent" as defined by the rules promulgated by the SEC pursuant to the Act and the NYSE listing standards.

According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Trust (an "Independent Trustee") as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

According to the NYSE listing standards, a member is independent if he or she has no relationship with the Trust that may interfere with the exercise of his or her independence from the Trust, Guggenheim Funds Investment Advisors, LLC. (the

"Advisor") and Advent Capital Management, LLC (the "Investment Manager") and (a) is not an employee of the Trust, the Advisor or the Investment Manager, (b) is not a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with such Trust, (c) is not employed as an executive of another company for which an executive of the Trust serves on that company's compensation committee, and (d) does not have an immediate family member who is an executive officer of any Trust or, the Advisor or the Investment Manager.

No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

Each member of the Audit Committee must be "financially literate" (as such term is defined from time-to-time by the NYSE rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have "accounting or related financial management expertise" (as such term is defined by the NYSE rules) as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Trust's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

The chairperson of the Audit Committee shall be designated by the Board upon recommendation from the Audit Committee, provided that if the Board does not designate a chairperson, the members of the Audit Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Board.

III.  MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of Advent responsible for the Trust's internal audit function and for assisting with the preparation of the Trust's financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately.

A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, provided that, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee meeting in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by applicable law.

The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

IV.  AUTHORITY

The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

V.  DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

A.           Oversight of the Auditor's Engagement/Independence

(i)       Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

(ii)       Review and, in its sole discretion, approve in advance the Independent Auditor's annual engagement letter, including the proposed fees contained therein;

(iii)      Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to the Advisor and the Investment Manager or (2) to any entity controlling, controlled by or under common control with the Advisor or the Investment Manager that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE listing standards;

(iv)      Obtain at least annually from the Independent Auditor and review a report describing:

                            (a)       the Independent Auditor's internal quality-control procedures; and

                           (b)       any material issues raised by the most recent internal quality-control review of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

(v)       Obtain quarterly "notice reports" for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust's Audit Committee provided (A) to the Advisor or the Investment Manager, (B) to any entity controlling, controlled by or under common control with the Advisor or the Investment Manager, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such "notice reports" or updates to the Chairman of the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

(vi)     Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

(vii)    Oversee the independence of the Independent Auditor by, among other things:

                           (a)       actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor's independence;

                           (b)       monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

                           (c)       monitoring compliance by the Trust, the Advisor, the Investment Manager and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

                           (d)       considering whether there should be a regular rotation of the Independent Auditor; and

(viii)    Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

B.  Oversight of the Audit

(i)       Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

(ii)       Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

                           (a)       all critical accounting policies and practices used;

                           (b)       all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

 (c)       other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

(iii)      Review with the chief financial officer of the Trust and management of the Advisor and the Investment Manager responsible for assisting with the preparation of the Trust's financial statements and the Independent Auditor, the following:

                           (a)       the Trust's annual audited financial statements and interim financial statements, and any major issues related thereto;

                           (b)       critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust's financial statements; and

                           (c)       the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

(iv)      Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

                           (a)       any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

                           (b)       any communications between the audit team and the Independent Auditor's national office respecting auditing or accounting issues presented by the engagement; and

                           (c)       any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

(v)       Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

(vi)     Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

C.  Oversight of Controls and Procedures

(i)       Review periodically a report from the Trust's chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

                           (a)       all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the "Related Entities"), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

                           (b)       any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust's internal controls; and

                           (c)       any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

D.  Compliance

(i)       Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust's management, including the chief financial officer, management of the Advisor and the Investment Manager and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

(ii)      Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent or other persons of concerns regarding questionable accounting or auditing matters; and

(iii)      Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

E.  Miscellaneous

(i)       Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Joint Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Joint Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

(ii)       Report regularly to the Board on its activities, as appropriate; and

                (iii)      Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

VI.  PRE-APPROVAL PROCEDURES

The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-

approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Audit Committee Charter as Annex A.

VII.  REPORTING

The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust's financial statements, the Trust's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.

The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust's annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust's annual report for the past fiscal year, as filed with the SEC.

VIII.  RESOURCES

The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IX.  LIMITS ON ROLE OF AUDIT COMMITTEE

While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

•	planning or conducting the audit or for determining whether the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

•
determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

•
determining whether the Trust's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

•	establishing, designing or maintaining disclosure controls and procedures for the Trust.

In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust the Advisor or the Investment Manager. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, the Advisor, the Investment Manager and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

(1)                  This Joint Audit Committee Charter supercedes and replaces all prior versions that may have been adopted from time to time.

This page intentionally left blank.

ANNEX A

AUDIT COMMITTEE PRE-APPROVAL POLICY

AS ADOPTED BY THE AUDIT COMMITTEE

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Fund (the "Trust") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

A-A-1

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

A-A-2

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

A-A-3

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS
ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE
OCTOBER 24TH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49735-P30247	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT CLAYMORE CONVERTIBLE
SECURITIES AND INCOME FUND II

PREFERRED

1.	Election of Trustees:
	Class III Nominees:		For	Against	Abstain
	1a.	Mr. Tracy V. Maitland	☐	☐	☐
	1b.	Mr. Ronald A. Nyberg	☐	☐	☐

Class II Nominee:
	1c.	Mr. Michael A. Smart	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.

Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M49736-P30247

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund II
Annual Meeting of Shareholders
October 24, 2012

PREFERRED

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund II (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Wednesday, October 24, 2012, at 1:30 p.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS
ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE
OCTOBER 24TH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49737-P30247	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT CLAYMORE CONVERTIBLE
SECURITIES AND INCOME FUND II

COMMON
1.	Election of Trustee:
	Class III Nominee:	For	Against	Abstain
	1a. Mr. Tracy V. Maitland	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.

Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M49738-P30247

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund II
Annual Meeting of Shareholders
October 24, 2012

COMMON

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund II (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Wednesday, October 24, 2012, at 1:30 p.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS
ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE
OCTOBER 24TH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49739-P30247	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT/CLAYMORE ENHANCED GROWTH &
INCOME FUND

1.	Election of Trustees:
	Class II Nominees:		For	Against	Abstain
	1a.	Mr. Tracy V. Maitland	☐	☐	☐
	1b.	Mr. Ronald A. Nyberg	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.

Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M49740-P30247

     Solicited by the Board of Trustees
Advent/Claymore Enhanced Growth & Income Fund
Annual Meeting of Shareholders
October 24, 2012

The annual meeting of shareholders of Advent/Claymore Enhanced Growth & Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Wednesday, October 24, 2012, at 1:30 p.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS
ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE
OCTOBER 24TH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49750-P30246	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT CLAYMORE CONVERTIBLE SECURITIES
AND INCOME FUND

COMMON
1.	Election of Trustee:
	Class III Nominee:	For	Against	Abstain
	1a. Mr. Tracy V. Maitland	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.

Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M49751-P30246

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund
Annual Meeting of Shareholders
October 24, 2012

COMMON

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Wednesday, October 24, 2012, at 1:30 p.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF CONVENIENT, PLEASE UTILIZE ONE OF THE VOTING OPTIONS
ABOVE SO THAT YOUR VOTE WILL BE RECEIVED BEFORE
OCTOBER 24TH.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49752-P30246	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT CLAYMORE CONVERTIBLE SECURITIES
AND INCOME FUND

PREFERRED
1.	Election of Trustees:
	Class III Nominees:		For	Against	Abstain
	1a.	Mr. Tracy V. Maitland	☐	☐	☐
	1b.	Mr. Ronald A. Nyberg	☐	☐	☐

Class II Nominee:
	1c.	Mr. Michael A. Smart	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.

Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement is available at www.proxyvote.com.

M49753-P30246

Solicited by the Board of Trustees
Advent Claymore Convertible Securities and Income Fund
Annual Meeting of Shareholders
October 24, 2012

PREFERRED

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the "Fund") will be held at the offices of the Fund's counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Wednesday, October 24, 2012, at 1:30 p.m. Eastern time (the "Annual Meeting"). The undersigned hereby appoints each of Edward C. Delk and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.